March 30, 2006
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Dreyfus Municipal Cash Management Plus Fund
Accession Number: 0000867955-06-000002

Ladies and Gentlemen:

     On March 29, 2006, a Form N-CSR filed pursuant to Rule 30b2-1(a) of the Investment Company Act of 1940 was inadvertently transmitted and accepted to the above-referenced Fund. The filing should have referenced a different fund, the intended fund for the filing, in the Dreyfus Family of Funds. Please disregard the N-CSR filing for the above referenced Fund transmitted on March 29, 2006. We apologize for any inconvenience this may have caused.

     If you have any questions, please do not hesitate to contact Kimberly Devine at 212-922-6801.

Very truly yours,

/s/John B. Hammalian
Associate General Counsel